UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

FRANKLIN FINANCIAL NETWORK, INC.

(Exact name of registrant as specified in charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

722 Columbia Avenue, Franklin, Tennessee 37064

(Address of Principal Executive Offices)

615-236-2265

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2015, Franklin Financial Network, Inc., a Tennessee corporation (the “Registrant”), and Franklin Synergy Bank, a Tennessee banking corporation and wholly owned subsidiary of the Registrant (“FSB”), entered into an Agreement and Plan of Reorganization and Bank Merger (the “Merger Agreement”) with Civic Bank & Trust, a Tennessee banking corporation (“Civic”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Civic will merge with and into FSB, with FSB as the surviving entity and wholly owned subsidiary of the Registrant (the “Merger”).

Pursuant to the terms and subject to the conditions of the Merger Agreement, the shares of common stock and options to purchase shares of common stock of Civic shall be converted into shares of common stock or options to purchase shares of common stock of the Registrant, as applicable (the “Merger Consideration”), based upon an exchange ratio calculated by dividing the Merger Consideration by the market value per share of the Registrant’s common stock as follows: (1) all outstanding shares of common stock of Civic shall be exchanged for that number of shares of common stock of the Registrant with an aggregate value of $28,625,000, whereby the market value per share of common stock of the Registrant shall be equal to the volume weighted average closing price of common stock of the Registrant for the twenty (20) consecutive trading days ending on and including the tenth trading day preceding the Effective Date (as defined in the Merger Agreement); and (2) each option to purchase a share of common stock of Civic shall be converted into an option to purchase a share of common stock of the Registrant multiplied by the Exchange Ratio (as defined in the Merger Agreement), and the exercise price will become the exercise price of such option divided by the Exchange Ratio. The above notwithstanding, the market value per share of common stock of the Registrant used to determine the Exchange Ratio shall be no more than $29.50 per share, and no less than $26.50 per share.

The Merger Agreement contains customary representations and warranties from each of the Registrant, FSB and Civic, and each have agreed to customary covenants, including, among others, covenants relating to (1) the conduct of Civic’s business during the interim period between the execution of the Merger Agreement and the completion of the Merger; and (2) Civic’s obligation to obtain any consents, approvals, permits, or authorizations which are required to be obtained, in order to complete the Merger under any applicable federal or state laws or regulations. From the date of the Merger Agreement until the earlier of the termination of the Merger Agreement or the Effective Time (as defined in the Merger Agreement), Civic has also agreed not to, subject to certain exceptions, (1) solicit, initiate or encourage any proposals relating to any alternative acquisition proposals; (2) participate in any discussions or negotiations regarding any alternative acquisition proposals; or (3) make or authorize any statement, recommendation or solicitation in support of any alternative acquisition proposals.

Completion of the Merger is subject to certain customary conditions, including, among others, (1) approval of the Merger Agreement by Civic’s shareholders; (2) receipt of required regulatory approvals without the imposition of conditions or consequences that would have a material adverse effect on the Registrant or its subsidiaries after the effective time of the Merger; and (3) the absence of any law or order prohibiting the completion of the Merger. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party; (2) performance in all material respects by the other party of its obligations under the Merger Agreement; and (3) the effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the issuance of shares of common stock of the Registrant to Civic’s shareholders. The Registrant is not required to consummate the Merger if Civic’s shareholders holding more than 10.0% of its outstanding common stock exercise dissenter’s rights (and do not withdraw or otherwise forfeit such rights).

The Merger Agreement contains certain termination rights for the Registrant, FSB and Civic, as the case may be, applicable upon: (1) mutual agreement of the boards of directors of the Registrant, FSB and Civic; (2) failure to obtain regulatory approval, or any other event or condition rendering performance of the Merger impossible, which arises or exists without the fault of any party; (3) a material breach by the other party that has not or cannot be promptly cured or has not been waived after notice thereof, subject to certain exceptions; (4) failure to consummate the Merger on or before June 30, 2016; or (5) Civic’s recommendation, endorsement, acceptance or agreement to a superior acquisition proposal with any person other than the Registrant or FSB. In addition, the Merger Agreement provides that, upon termination of the Merger Agreement in certain circumstances, Civic may be required to pay the Registrant a termination fee of $1,250,000.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference thereto. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Registrant, FSB, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the Registrant, FSB or Civic, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Registrant.

Item 7.01.	Regulation FD Disclosure.

On December 14, 2015, the Registrant issued a press release (the “Press Release”) announcing that the Registrant, FSB and Civic had entered into the Merger Agreement, as described in Item 1.01. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, the Registrant intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Civic and that also will constitute a prospectus of the Registrant. The Registrant may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document which the Registrant may file with the SEC. INVESTORS AND SECURITY HOLDERS OF THE REGISTRANT AND CIVIC ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY

AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by the Registrant through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of FSB or Civic at the following:

Franklin Synergy Bank	Civic Bank & Trust
722 Columbia Avenue	3325 West End Avenue
Franklin, TN 37064	Nashville, TN 37203
Attention: Investor Relations	Attention: Investor Relations
(615) 236-8329	(615) 515-8000

Participants in the Solicitation

The Registrant, FSB and Civic, and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement prospectus relating to the merger. Information concerning the directors and executive officers of the Registrant and FSB, including their ownership of the Registrant’s common stock, is set forth in the Registrant’s Annual Report on Form 10-K previously filed with the SEC on March 11, 2015. Shareholders may obtain additional information regarding interests of such participants by reading the registration statement and the proxy statement prospectus when they become available.

Safe Harbor for Forward-Looking Statements

This communication contains forward-looking statements. Such statements include, but are not limited to, predictions of future financial or business performance or conditions relating to the Registrant and Civic. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “would,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, could differ materially from those set forth in or contemplated by the forward-looking statements herein.

These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, (ii) the ability of FSB and Civic to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) the risk that disruptions from the proposed transaction will harm FSB’s or Civic’s business, including current plans and operations, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger and (v) uncertainty as to the long-term value of the Registrant’s common stock. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that is expected to be filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on FSB’s or Civic’s consolidated financial condition, results of operations, credit rating or liquidity. Forward-looking statements speak only as of the date they are made. Neither FSB nor Civic assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization and Bank Merger, by and among Franklin Financial Network, Inc., Franklin Synergy Bank and Civic Bank & Trust*

99.1	Press Release, dated December 14, 2015

*	Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and attachments upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2015

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Sally P. Kimble
Sally P. Kimble Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization and Bank Merger, by and among Franklin Financial Network, Inc., Franklin Synergy Bank and Civic Bank & Trust*

99.1	Press Release, dated December 14, 2015

*	Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and attachments upon request by the SEC.